August 23, 2013

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Enhanced ETF Fund

Supplement to the Prospectus and

Statement of Additional Information dated April 30, 2013

At a meeting of the Board of Trustees (the “Board”) of Touchstone Variable Series Trust (the “Trust”) held on August 22, 2013, the Board, including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, approved a proposal to reorganize the Touchstone Enhanced ETF Fund (the “Enhanced ETF Fund”) into the Touchstone Aggressive ETF Fund (the “Aggressive ETF Fund;” collectively with the Enhanced ETF Fund, the “Funds”), each a separate series of the Trust. In making its decision, the Board carefully considered the recommendation of the Funds’ investment advisor, Touchstone Advisors, Inc. (the “Advisor”), that the reorganization was advisable due to the similarities in the Funds’ investment goals, strategies, fees and expenses, and returns over the one, three, and five year periods; and the fact that the Funds have the same sub-advisor and portfolio management team at Todd Asset Management LLC.

The reorganization is subject to approval by the Enhanced ETF Fund’s shareholders.  Shareholders of record of the Enhanced ETF Fund as of September 30, 2013 will be mailed additional information detailing the proposed reorganization in a Prospectus/Proxy Statement in early November 2013.  A Special Meeting of Shareholders is expected to be held on or about December 11, 2013. Expenses associated with the reorganization will be borne by the Advisor.  If shareholders of the Enhanced ETF Fund approve the reorganization, the Enhanced ETF Fund will liquidate by transferring substantially all of its assets and liabilities to the Aggressive ETF Fund.  It is anticipated that the reorganization will be on a tax-free basis to the shareholders. If approved by shareholders, the reorganization is expected to be consummated as of the close of business on or about December 13, 2013.

If the reorganization is approved by shareholders of the Enhanced ETF Fund, the Enhanced ETF Fund will be closed to all new and subsequent investments effective as of the close of business on December 11, 2013.

For more information about the Aggressive ETF Fund’s investment goals, strategies, and risks, see its prospectus and Statement of Additional Information. You can obtain a copy of the prospectus or Statement of Additional Information by calling 800.669.2796, by writing Touchstone Service Center, 400 Broadway Cincinnati, OH 45202, or by visiting the website at www.TouchstoneInvestments.com.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1006-TVST-SAI-S5-1308A